SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF
                 THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): March 21, 1996


                    Hyde Athletic Industries, Inc.
             -------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


                            Massachusetts
             -------------------------------------------
            (State or Other Jurisdiction of Incorporation)


          0-05083                  04-1465840
(Commission File Number)      (I.R.S. Employer Identification No.)

Centennial Industrial Park
13 Centennial Drive, Peabody, Massachusetts             01960
(Address of Principal Executive Offices)              (Zip Code)


                            (508) 532-9000
              ------------------------------------------
         (Registrant's Telephone Number, Including Area Code)


                            Not Applicable
             -------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)













ITEM 5.  OTHER EVENTS.

     The Company is filing certain "Cautionary Statements" for the purposes of establishing a readily available document which may be referenced pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such Cautionary Statements are attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

     (c)  Exhibits
     Exhibit 99.1 - Cautionary Statements



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 1996          HYDE ATHLETIC INDUSTRIES, INC.
                              (Registrant)



                                /s/ Charles A. Gottesman
                              --------------------------

                              By:   Charles A. Gottesman
                                    Executive Vice President



                               INDEX TO EXHIBITS



Exhibit
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